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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 29, 1997


                   BROOKE GROUP LTD.                                                    BGLS INC.
  (Exact name of registrant as specified in its charter)         (Exact name of registrant as specified in its charter)

                      1-5759                                                            33-93576
             (Commission File Number)                                          (Commission File Number)

                    51-0255124                                                         13-3593483
       (I.R.S. Employer Identification No.)                              (I.R.S. Employer Identification No.)

                     DELAWARE                                                           DELAWARE
  (State or other jurisdiction of incorporation                      (State or other jurisdiction of incorporation
                 or organization)                                                  or organization)

              100 S.E. SECOND STREET                                              100 S.E. SECOND STREET
               MIAMI, FLORIDA 33131                                                MIAMI, FLORIDA 33131
(Address of principal executive offices including                    (Address of principal executive offices including
                    Zip Code)                                                          Zip Code)

                      305/579-8000                                                      305/579-8000
  (Registrant's telephone number, including area code)              (Registrant's telephone number, including area code)

                 (NOT APPLICABLE)                                                   (NOT APPLICABLE)
         (Former name or former address,                                     (Former name or former address,
          if changed since last report)                                       if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On August 29, 1997, Brooke Group Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release related, among other things, to the execution by BGLS Inc. of a Standstill Agreement and Consent, a copy of which is attached hereto as
Exhibit 99.2 and incorporated herein by reference, with the principal holders of BGLS Inc.'s 15.75% Senior Secured Notes due 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

99.1     Press Release of Brooke Group Ltd. dated August 29, 1997.

99.2 Standstill Agreement and Consent, dated as of August 28, 1997, among BGLS Inc., AIF II, L.P., Artemis America Partnership, and Tortoise Corp.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROOKE GROUP LTD.



                                 By: /s/ JOSELYNN D. VAN SICLEN
                                     ------------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer


                                 BGLS INC.


                                 By: /s/ JOSELYNN D. VAN SICLEN
                                     ------------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer



Date:  September 3, 1997




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